Significant out-licensing agreements (Tables)	12 Months Ended
Mar. 31, 2018
Disclosure Of Significant Out-Licensing Agreements [Abstract]
Detailed Information About Out-Licensing Agreement Explanatory [Table Text Block]
Month and Year	Counterparty	Product	Brief particulars of the agreement
July 2017	CHD Biosciences Inc. (“CHD”)	DFA-02
As a consideration for out-licensing the Phase III clinical trial candidate, DFA-02, the Company is entitled to receive equity shares in CHD valued at U.S.$30 upon an initial public offering of CHD or, if no initial public offering occurs within 18 months of execution of the agreement, a cash payment of U.S.$30.  The Company will also receive additional milestone payments of U.S.$40 upon U.S. FDA approval.  In addition, the Company is entitled to royalties on sales and certain other commercial milestone payments with respect to the product.  At the time of execution, as the arrangement did not meet all of the revenue recognition criteria under IAS 18, no revenue has been recognized for the transaction.

September 2017	Encore Dermatology Inc.	DFD-06
The consideration for this arrangement consists of up to U.S.$20 in upfront payments and amounts contingent upon satisfaction of certain approval milestones, plus up to U.S.$12.5 of amounts contingent upon satisfaction of certain  patent and commercial milestones. In addition, the Company is entitled to royalties on net sales. During the three months ended December 31, 2017, all of the performance obligations relating to the approval milestones were met, and consequently, revenue of U.S.$20 was recognized.